Exhibit 99.1

November 2015 Better Cancer Monitoring with Cell-Free DNA

Forward-Looking Statements Statements in this presentation about the Company's expectations, applications of its technology, markets, launch of tests and other statements that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are based on management's current beliefs, assumptions, estimates and projections. Actual results may differ materially from those projected in the forward-looking statements for various reasons, including risks associated with product and test development, test transfer to contracting labs, government regulation, market acceptance, limited commercial experience, dependence on key personnel, obtaining financing and other factors discussed in the Company's periodic reports filed with the Securities and Exchange Commission. 2 Copyright ©2015 Trovagene, Inc. Confidential

3 Our Goal Improve Treatment Outcomes with Noninvasive Cancer Monitoring Trovagene’s technology noninvasively detects and quantitates circulating tumor DNA in urine and plasma for improved disease management

Copyright ©2015 Trovagene, Inc. Confidential 4 Clinical collaborations with leading cancer centers and pharmaceutical partners CLIA certified, CAP accredited, high complexity lab to offer diagnostic services Trovagene’s noninvasive liquid biopsy assays are used to detect and monitor oncogene mutation status, response to therapy, disease progression, minimal residual disease and recurrence Proprietary methods of extracting, purifying, detecting and quantifying oncogene mutations in cell-free DNA NASDAQ: TROV Founded in 1999 NASDAQ listing in 2012 Technology feasibility established 2013 Clinical feasibility established 2014 Marketing launch initiated 2015 Cash: $74M as of Sept 30, 2015 Company Overview

Experienced Leadership Team



Antonius Schuh, PhD
Chief Executive Officer

Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom

PhD Pharmaceutical Chemistry, University of Bonn



Stephen Zaniboni
Chief Financial Officer

Awarepoint, XIFIN, Sorrento Therapeutics, AviaraDx, Arcturus, Sequenom

CPA, BS Accounting Boston University, MBA Boston College



Mark Erlander, PhD
Chief Scientific Officer

BioTheranostics, AviaraDx, Arcturus, J&J, Scripps Research Institute

BS UCDavis, MS Biochemstry Iowa State University, PhD Neuroscience UCLA



Matt Posard
Chief Commercial Officer

Illumina Inc., Biosite Dx, Gen-Probe

BA Quantitative Economics and Decision Sciences, UCSD



Karsten Schmidt, PhD
Senior VP, Technology Operations

Sequenom, Inc., Sanofi-Aventis Deutschland GmbH (formerly: Rhône-Poulenc Rorer), Fisons plc

PhD The University of Bonn

Copyright ©2015 Trovagene, Inc. | Confidential
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Strong Scientific Advisory Board and Board of Directors

Scientific Advisors

Alberto Bardelli, PhD
Department of Oncology, Torino Medical School, Institute for Cancer Research

Paul Billings, MD, PhD
Chief Medical Officer, Omica

Charles Cantor, PhD
Founder and Retired Chief Scientific Officer Sequenom

Carlo M. Croce, MD
Chairman, Department of Molecular Virology, Immunology and Medical Genetics at Ohio State University, and Director of the Institute of Genetics at the Ohio State University Comprehensive Cancer Center

Riccardo Dalla-Favera, MD
Director, Institute for Cancer Genetics and Herbert Irving Comprehensive Cancer Center, Columbia University

Brunangelo Falini, MD
Director, Institute Hematology, University of Perugia

Peter Hirth, PhD
Co-founder and Retired Chief Executive Officer of Plexxikon

Board of Directors

Thomas Adams, PhD
Chairman

Paul R. Billings, MD, PhD
Director, Member Executive Compensation and Nominating Committees

John P. Brancaccio, CPA
Director, Chair Audit Committee

Carl Feldbaum
Director, Chair Nominating Committee

Gary Jacob, PhD
Director, Member Executive Compensation Committee

Rodney S. Markin, MD, PhD
Director, Member Executive Compensation, Nominating and Audit Committees

Antonius Schuh, PhD
Director, Chief Executive Officer

Stanley Tennant, MD
Director, Chair Executive Compensation Committee and Member Audit Committee

Copyright ©2015 Trovagene, Inc. | Confidential
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Significant Market Opportunity Physicians lack tools to effectively monitor and react to changes in cancer over time Copyright ©2015 Trovagene, Inc. Confidential 7 Source: 2010 BCC Research Trovagene PCM delivers critical information to detect and measure actionable cancer mutations over time Insufficient Imaging Tools in Oncology Still Yield Huge Market Opportunity for Trovagene to Capture Liquid Biopsy Market Share $15B 2015 est. Cancer already in advanced state No molecular data delivered Source: 2015 Liquid Biopsy Report Recurrence Monitoring Treatment Monitoring Therapy Selection Liquid Biopsy Market – $13.6B

Detection Minimal Residual Disease (MRD) Quantitate Drug Response Monitoring New Standard of Care Enabled by Trovagene Technology Copyright ©2015 Trovagene, Inc. Confidential 8 Biopsy Surgery Treatment Treatment Biopsy PROCEDURE IMAGING Every 6-8 weeks Every 6-8 weeks Trovagene platform allows physicians to make clinically actionable decisions in near “real-time” Monitoring for minimal residual disease and tumor recurrence Earlier detection of metastatic disease Detection of clinically actionable mutations Alternative to tissue biopsy Assists in identifying most effective treatment Eliminates risk of adverse events associated with tissue biopsy procedure Assess tumor cell kill by therapy and monitor tumor mutation burden Immediate assessment of therapy effect Switch from ineffective therapy weeks in advance of imaging Monitoring for disease progression and emergence of resistance Anticipates and enables next therapy to target tumor resistance PCM CLINICAL UTILITY

Tumor cells Blood Urine Advantages of Circulating Tumor DNA (ctDNA) 9 Copyright ©2015 Trovagene, Inc. Confidential Apoptosis or necrosis occurs, ctDNA is released ctDNA enters blood stream and kidneys High-depth systemic understanding of tumor dynamics Delivers clinically actionable data in real time Provides diagnostic and prognostic information before, during treatment and at disease progression Captures intra- and inter-tumor heterogeneity

Trovagene Precision Cancer Monitoring (PCM℠) Platform

Ultra-Sensitive Detection and Quantitative Monitoring

Collection, Extraction and Isolation of ctDNA	Mutant Allele Enrichment	Detection and Quantification







~300,000 genome equivalents of cfDNA/200 mL of urine	100-1000 fold enrichment	Enables monitoring over time

✓ **Integrates with NGS and digital PCR platforms**

✓ **LDT and CLIA compliant**

✓ **Compatible for tech transfer agreements**

Copyright ©2015 Trovagene, Inc. | Confidential

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Intellectual Property

Patent Families	Patent Term
Concentrating Urine Family	2035 US provisional app filed
51-110 bp TrNA Family	2034 US provisional app filed
Small Footprint Family	2034 US provisional app filed
Monitoring Disease Family	2034 US provisional app filed
20-50 bp TrNA Family	2029 US & EU
Anion Exchange Purification Family	2027 US, EU, Canada
Viral and Pathogen TrNA Families	2026 US, EU, JP, China, Australia, Canada, India
TrNA Patent Family	2018 US & EU

Copyright ©2015 Trovagene, Inc. | Confidential
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Copyright ©2015 Trovagene, Inc. Confidential 12 Technology Portfolio Evolution Feasibility Analysis In Development Commercially Available KRAS (Exon 2) BRAF (V600E) EGFR (Exon 19 Del) EGFR (Exon 20 T790M) EGFR (Exon 21 L858R) KRAS (5 assays) NRAS (5 assays) EGFR (6 assays) BRAF (1 assays) PIK3CA (2 assays) Find-It Follow-It ALK RET ROS Single Assays for Monitoring (Ultrasensitive, Quantitative) Multi-gene Panel Gene Rearrangements

Distribution and Service Options Copyright ©2015 Trovagene, Inc. Confidential 13 CLIA Lab Pharma Services Tech Transfer Cloud Exchange Centralized Democratized

Trovagene Research Institute (TRI) World Class Team & Technology to Enhance Our Clinical Expertise and Commercial Reach Copyright ©2015 Trovagene, Inc. Confidential 14 Goal: Accelerate adoption of Trovagene's Precision Cancer Monitoring platform in translational research and clinical applications World leader in cancer genomic research and translational science Scientific Chair European Subsidiary of Trovagene Collaboration with University of Torino Alberto Bardelli, PhD Accomplished translational research team Center of Excellence in Europe Established network with pharmaceutical and life science companies Technology and intellectual property transferred to TRI Leverage relationships with key opinion leaders and pharmaceutical companies Conduct clinical and translational studies in Europe

Strategy to Drive Clinical Adoption and Reimbursement Copyright ©2015 Trovagene, Inc. Confidential 15 Demonstrate concordance of oncogene mutation status between ctDNA and tumor tissue Clinical Utility: Determine mutational status of actionable biomarkers in ctDNA when a tissue biopsy is not available Expand mutational coverage of the PCM platform Clinical Utility: Quantitatively assess mutational status in ctDNA longitudinally as an indicator of responsiveness to therapy, disease status and emergence of resistance mutations Demonstrate, in multi-institutional trials, that results from ctDNA-based monitoring of actionable mutations increases patient progression-free survival (PFS) and overall survival (OS) Demonstrate health economic benefits of noninvasive oncogene mutation monitoring Clinical Utility: Quantitatively assess patient mutational status in ctDNA longitudinally for mutational status and early detection of resistance to therapy as a decision tool for therapy selection QUALITATIVE QUANTITATIVE STANDARD OF CARE Stage 1 Tumor Status Stage 2 Tumor Dynamics Stage 3 Improve Patient Outcomes

ECD/LCH Tissue Biopsy First Line Treatment Imaging (every 2-3 months) Copyright ©2015 Trovagene, Inc. Confidential 16 Monitoring Therapeutic Response BRAF V600E Detection BRAF V600E TROVAGENE ECD/LCH ALL STAGES Molecular diagnosis of BRAF mutation – patients are placed on targeted therapy Re-staging of cancer CLINICAL YTILITY MSKCC, MDACC, NIH (30 patients) STUDIES Histiocytic Disorders: ECD/LCH Standard of Care

Detection

Urinary ctDNA Outperforms Tissue Biopsies[1]

100% concordance between tissue, urine and plasma in treatment naive patients.

Tissue Biopsies



70%
BRAF mutational status obtained

Tissue BRAF V600E genotype


Indeterminate Genotype
n=9
n=15
BRAFV600E Mutant
n=6
BRAF Wildtype

Urine



100%
BRAF mutational status obtained

Urinary ctDNA BRAF V600E genotype


n=16
BRAFV600E Mutant
BRAF Wildtype
n=14

Memorial Sloan-Kettering Cancer Center

THE UNIVERSITY OF TEXAS MD Anderson ~~Cancer~~ Center Making Cancer History

[1]Hyman et al., *Cancer Discov.* 2015 Jan;5(1):64-71

Copyright ©2015 Trovagene, Inc. | Confidential

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Dynamic Monitoring Captures Early Progression and Response1 Successful monitoring tumor dynamics independent of drug class used One week Patient’s tumor progressed within 1 week of Anakinra withdrawal Demonstration of need for higher frequency urine-based testing to monitor Patient responded to Vemurafenib, BRAF inhibitor Demonstrates that continually monitoring of patient enables optimal therapy over time 1Hyman et al., Cancer Discov. 2015 Jan;5(1):64-71 18 Copyright ©2015 Trovagene, Inc. Confidential Drug Response Histiocytic Disorders Anakinra Vemurafenib Off therapy Ratio BRAF V600E: BRAF wildtype 0 50 100 150

NSCLC Standard of Care

CLINICAL UTILITY

MOLECULAR DIAGNOSIS AND RESECTABLE DISEASE

- Success of surgery
- Re-staging of cancer
- Adjuvant radiation/Chemo or not?

STAGE IV METASTATIC DISEASE

- Selection of correct first line therapy within days of diagnosis – patients go on right treatment early (anti-*EGFR* or Chemo?)
- Re-staging of cancer, response and emergence of resistance
- Replacement of second biopsy and selection of correct second line therapy (anti-T790M or Chemo?)



NSCLC
Tissue Biopsy
Surgery
Adjuvant Therapy
First Line Treatment
Imaging (every 6-8 weeks)
Tissue Biopsy
Second Line Treatment
Imaging (every 6-8 weeks)

TROVAGENE

Molecular Detection	Minimal Residual Disease Response Monitoring	Monitoring Emergence of Resistance	Molecular Detection & Response Monitoring
EGFR Exon 19 del *EGFR* L858R *KRAS*	*EGFR* *KRAS* G12/13	*EGFR* T790M	*EGFR* T790M

Copyright ©2015 Trovagene, Inc. | Confidential

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Yu et al Clin Can Res 2013 Copyright©2015 Trovagene, Inc. Confidential 20 Circulating Free DNA Detection in the Urine of Patients with Activating EGFR and T790M Resistance Mutations T790M 60% Her2 Amplification NFkB Upregulation MET Amplification AXL Upregulation Histologic Transformation Mechanisms of Resistance: Detection Lung Cancer Small cell 1% HER2 + T790M 4% MET amplification 3% Small cell + MET 1% Small cell + T790M 2% MET+ T790M 3% HER2 8% T790M 60% Unknown 18%

Urinary Detection of EGFR T790M Resistance Mutation in Advance of Radiographic Progression1 21 Copyright ©2015 Trovagene, Inc. Confidential Monitoring for Resistance Lung Cancer Patient 20 Patient 10 Patient 3 PD PD PD T790M detected T790M detected PD T790M detected T790M detected Urine T790M Copies/100K GE Patient 1 Urine T790M Copies/100K GE Urine T790M Copies/100K GE Urine T790M Copies/100K GE 1Husain et al., ELCC 2015 Early T790M Detection (Days to Radiographic Progression) Patient 1 111 Patient 3 52 Patient 10 56 Patient 20 29 0 2 4 6 8 10 12 14 16 18 20 4/21/14 6/10/14 7/30/14 9/18/14 11/7/14 12/27/14 2/15/15 0 20 40 60 80 100 4/11/14 5/21/14 6/30/14 8/9/14 9/18/14 0 10 20 30 40 50 6/10/14 7/20/14 8/29/14 10/8/14 0 100 200 300 400 500 8/29/14 9/18/14 10/8/14 10/28/14

Monitoring Urinary ctDNA EGFR Mutation Within First 2 Weeks of Targeted Therapy Predicts Subsequent Radiographic Response in Patients 22 Copyright ©2015 Trovagene, Inc. Confidential Quantitate Drug Response Lung Cancer T790M Ex19 del Size on CT scan Sum of Longest Diameters (mm) Week 1 on drug 6 wks CT scan 12 wks CT scan 1Husain et al., ELCC 2015 Patient 1 Best Overall Response – PR Copies/100K GE (95% CI) Time on Drug T790M Exon 19 del Baseline 24 (19-38) 167 (125-267) Day 1 (4 h on drug) < LOD 8 (6-13) Day 1 221 (168-361) 87 (65-139) Day 2 34 (28-55) 117 (88-187) Day 3 48 (39-78) 36 (27-58) Day 4 < LOD < LOD Day 5 15 (13-25) < LOD Day 6 < LOD 19 (14-30) Day 7 < LOD < LOD Week 2 < LOD < LOD Week 3 < LOD < LOD Week 4 < LOD < LOD Week 6 < LOD < LOD Week 12 < LOD < LOD LOD (T790M) = 2 copies (12 copies/100K GE) LOD (Ex 19 del) = 1 copy (6 copies/100K GE) SLD = Sum of the Longest Diameter of Lesions 0 10 20 30 40 50 60 70 80 0 50 100 150 200 250 10/20/2014 10/27/2014 11/3/2014 11/10/2014 11/17/2014 11/24/2014 12/1/2014 12/8/2014 12/15/2014 12/22/2014 12/29/2014 1/5/2015 1/12/2015 1/19/2015 Urine EGFR Copies/100K GE

Case Study

Patient:
71 year old female
Disease:
Non-Small Cell Lung Cancer
Trovagene PCM Applied:
Detection of L858R and T790M Mutations

The value of higher sensitivity of urine-based liquid biopsy compared to tissue biopsy



September 2013

Needle tissue biopsy performed, confirming NSCLC

Patient started on erlotinib



December 2013

Scan confirmed decrease in tumor and metastases



March 2014

Scan confirmed stable disease



May 2014

Scan confirmed new lesion

Patient declined re-biopsy and remained on erlotinib



August 2014

Tissue biopsy performed

Sample insufficient for comprehensive genomic evaluation



November 2014

Imaging confirmed progression

Afatinib started



January 2015

Re-biopsy performed

Results not reportable - insufficient amount of extracted DNA



February 2015

Patient started on chemotherapy and experienced intolerable side effects

Urine obtained for ctDNA

T790M mutation identified

Patient started on AZ9291 – showed good symptomatic and imaging response

Copyright ©2015 Trovagene, Inc. | Confidential
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TROVAGENE Adjuvant Therapy Imaging (every 6 weeks) Systemic Therapy Imaging (every 6 wks-6 months) Surgery Molecular Detection 24 KRAS, NRAS, BRAF Minimal Residual Disease Response Monitoring Molecular Detection KRAS, NRAS, BRAF KRAS, NRAS, BRAF Response Monitoring CRC CLINICAL UTILTY Stage I-III Resectable Stage IV Resectable Liver Metastases Success of surgery Re-staging of cancer Chemo or not? Advanced and metastatic unresectable Replacement of biopsy performed with sole purpose of molecular diagnosis of RAS: selection of correct therapy within days of diagnosis – patients go on right treatment early (anti-EGFR/ VEGFR/ BRAF or Chemotherapy?) Re-staging of cancer, response and emergence of resistance Colorectal Cancer Standard of Care Copyright ©2015 Trovagene, Inc. Confidential

Monitoring ctDNA KRAS for Minimum Residual Disease Post Surgery1 1Melnikova et al, AACR 2015 25 Copyright ©2015 Trovagene, Inc. Confidential Minimal Residual Disease (MRD) Colorectal Cancer Curative surgery correlates with undetectable levels of urinary ctDNA KRAS post-surgery in 4 of 5 patients Palliative surgery correlates with high levels of urinary ctDNA KRAS post-surgery in 10 of 12 patients Colorectal Cancer with Resectable Liver Metastases Surgery Days Alive > 1967 Patient 9 Days Alive = 292 Surgery 1.2 1.0 0.8 0.6 0.4 0.2 0.0 Fold Change KRAS Copies (Plasma) 250 200 150 100 50 0 Fold Change KRAS Copies (Plasma) Urine Plasma Urine Plasma Patient 12 0.00 0.50 1.00 1.50 2.00 Fold Change KRAS Copies (Urine) Collection Date 0.00 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 18.00 Fold Change KRAS Copies (Urine) Collection Date

Pancreatic Cancer Standard of Care

CLINICAL UTILITY

DIAGNOSIS
- Screening for cancer

RESECTABLE DISEASE
- Success of surgery
- Re-staging of cancer
- Chemo or not?

ADVANCED AND METASTATIC UNRESECTABLE
- Prognosis of disease for determining aggressiveness of therapy
- Clinical trials targeting KRAS

Pancreatic Cancer



Diagnosis Biopsy

Resectable Disease Surgery

Adjuvant Therapy

Imaging (every 6-12 weeks)

Non-Resectable Disease Chemotherapy

Imaging (every 6-12 weeks)

TROVAGENE

Pancreatic Cancer Screening
KRAS G12/13
CA 19-9

Minimal Residual Disease Response Monitoring
KRAS G12/13

Prognostic for Survival
KRAS G12/13 +
CA-19-9

Response Monitoring
KRAS G12/13

Copyright ©2015 Trovagene, Inc. | Confidential

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Melanoma Melanoma Standard of Care TROVAGENE First Line Treatment Second Line Treatment Imaging (every 6-8 weeks) Imaging (every 6-8 weeks) Response Monitoring BRAF – Drug Holidays Imaging (every 6-8 weeks) 27 CLINICAL UTILTY Stage IV Metastatic MELANOMA Monitoring response allows selection or early switch to optimal therapy: BRAF inhibitors or Immunotherapy? Optimal intervals on intermittent BRAF therapy Immunotherapy “Pseudoprogression” or not? Copyright ©2015 Trovagene, Inc. Confidential

30+ Clinical Studies to Validate & Integrate Our PCM Platform Copyright ©2015 Trovagene, Inc. Confidential 28 Disease Ongoing Pending Protocol in Dev/Approval Under Evaluation Market Size U.S. (# of pts) Lung Cancer (NSCLC) 7 0 – 399,000 Colorectal Cancer 3 3 – 1,154,000 Pancreatic Cancer 4 – 1 42,000 Melanoma 2 2 – 922.000 ECD/LCH 2 1 – 5,000 Brain Cancer 1 1 – 142,000 Prostate Cancer – 1 – 2,618,000 All-Comers, Metastatic Cancers 2 – – 525,000 HPV 4 – 3 Total # of Studies 25 8 4 This image cannot currently be displayed.

Clinical Studies Continue to Drive Presentations & Publications

3Q'14

7/2014 **Publication**
Blood
ECD Clinical Guidelines

8/2014 **NEXTGEN DX SUMMIT**
Oral Presentation, Technology

8/2014 **IPV Meeting**
Poster Presentation
HR-HPV

4Q'14

10/2014 **Publication**
Cancer Discovery
Histiocytic *BRAF*

1Q'15

1/2015 **Personalized Medicine World Congress**
Oral Presentation
Trovagene Technology and Clinical Evidence

1/2015 **2 ASCO GI Posters**
Pancreatic *KRAS*
University of Copenhagen
Colorectal KRAS Genomac

2/2015 **Eurogin Congress**
Clinical Results Presented
HR-HPV Large-scale Trial

2/2015 **Molecular Medicine Tri Conference**
Oral Presentation
Trovagene Technology and Clinical Evidence

2Q'15

4/2015 **ELCC Meeting**
Oral Presentation
EGFR T790M

4/2015 **AACR Posters**
Pancreatic & colon cancers
KRAS Urine sample has >10x ctDNA vs plasma sample

5/2015 **Annual Conference of the Association for Value-Based Cancer Care**
Cost Savings: Urine vs Lung Cancer Biopsies

5/2015 **Biomarkers & Diagnostics World Congress**
Oral Presentation

6/2015 **ASCO Posters**
EGFR Lung
KRAS Pancreatic
KRAS Colon
KRAS in Patients with BRAF Mutation

3Q'15

8/2015 **NEXTGEN DX SUMMIT**
Oral Presentation
Monitoring Tumor Dynamics by EGFR

9/2015 **ESMO Abstracts**
EGFR Lung Cancer
KRAS Pancreatic Cancer

9/2015 **IPV Conference**
Barretos Validation Study

9/2015 **16th World Conference on Lung Cancer**
Oral Presentation
EGFR Lung Cancer

Copyright ©2015 Trovagene, Inc. | Confidential
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Clinical Studies Continue to Drive Presentations & Publications

4Q'15

10/2015 ECD Global Alliance
Real World Clinical Testing of BRAF V600E in Histiocytic Patients

11/2015 AACR-NCI-EORTC POSTERS
Clovis – T790M NSCLC
Barzi – KRAS CRC

1Q'16

1/2016 ASCO GI
KRAS Pancreatic Study

1/2016 Personalized Medicine World Congress
Oral Presentation
Trovagene Technology and Clinical Evidence

2/2016 Molecular Medicine Tri Conference
Oral Presentation
Trovagene Technology and Clinical Evidence

2Q'16

4/2016 European Lung Cancer Conference
Submit Abstracts

4/2016 AACR
Submit Abstracts

5/2016 ASCO
Submit Abstracts

5/2016 Annual Conference of the Association for Value-Based Cancer Care
Submit Abstracts

6/2016 EUROGIN
Submit Abstracts

6/2016 AACR Precision Medicine Series: integrating Clinical Genomics and Cancer Therapy
Submit Abstracts

Copyright ©2015 Trovagene, Inc. | Confidential
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Creating Physician Awareness & Demand Copyright ©2015 Trovagene, Inc. Confidential 31 The Trovagene Clinical Experience Program (CEP) offers physicians hands-on experience with their patients Physician Access Benefits Choice of 3 Applications Urine as a sample Diagnostic in lieu of a tissue biopsy result Quantitation Baseline & monitor Ultra sensitivity Early therapeutic response

May - June July – September 2016 Optimizing the Commercial Model for Scale Up CLINICAL INTEREST Copyright ©2015 Trovagene, Inc. Confidential 32 SAMPLE SUBMISSION OPERATIONAL READINESS CLINICAL UTILITY REIMBURSEMENT Significant adoption 500% above goal Multiple applications 100% urine samples 90%+ quality samples Office & home collection <7 day turnaround time Average 2+ assays/sample New LIMS in July Utilize small sales force to target early adopter clinicians Clinical Experience Program (CEP) establishes early evangelists and reference sites Foundational adoption and evidence to demonstrate clinical utility Case studies Gathering evidence CEP samples are no charge

Reimbursement Value Based on Clinical Utility of ctDNA Copyright ©2015 Trovagene, Inc. Confidential 33 Detection of Mutation Monitoring Tumor Size When tissue biopsy is unavailable Tumor load Emergence of resistant mutations Drug holidays Tier 1 MDx Codes Concordance with SOC Established codes Price/assay Repeat Testing: Novel Utility Not Otherwise Classified Codes (NOC) Unique CPT Codes Once Clinical Data Established, Reimbursement: Supplement tissue biopsy to get systemic overview of the entire heterogeneity of cancer

2015 – 2016 Milestones Copyright ©2015 Trovagene, Inc. Confidential 34 Clinical Evidence 20+ abstracts in 2015 5 manuscripts Products 6 new menu assays Multiplex panels in 2016 Clinical Studies 30+ clinical studies Top academic centers Strategic Partnerships Geographic expansion Kit manufacturing Pharma collaboration Marketing & Adoption Real world case studies High clinical interest and strong service levels Reimbursement and sales & marketing scale up in 2016

For further information Please contact: Stephen Zaniboni, CFO szaniboni@trovagene.com Antonius Schuh, CEO aschuh@trovagene.com Matt Posard, CCO mposard@trovagene.com